UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 8, 2026
Date of Report (Date of earliest event reported)

Globa Terra Acquisition Corporation
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42736	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

382 NE 191st Street #952377 Miami, Florida	33179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +52 55 8975 9325

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, three-fourths of one redeemable warrant and one right	GTERU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	GTERA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	GTERW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth of one Class A ordinary share	GTERR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On November 8, 2026, Globa Terra Acquisition Corporation, a Cayman Islands exempted company (“Globa Terra”), issued a press release (the “Press Release”) announcing that it had entered into a business combination agreement, dated as of November 8, 2026 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), with Nature’s Ledger Inc., a corporation existing under the Business Corporations Act (Alberta) (the “ABCA”) (together with its successors, “Nature’s Ledger”). Pursuant to the Business Combination Agreement, 1587815 B.C. Ltd., a company existing under the Business Corporations Act (British Columbia) (the “BCBCA”), which will be continued out of the Province of British Columbia under the BCBCA and continue as a corporation under the ABCA (“BCCo”), will become a party to the Business Combination Agreement by entering into a joinder to the Business Combination Agreement.

Pursuant to the Business Combination Agreement and subject to the terms and conditions set forth therein, (i) Globa Terra will be merged with and into an exempted company to be incorporated under the Companies Act (As Revised) of the Cayman Islands as a wholly-owned subsidiary of Globa Terra (“Pubco”), which will join the Business Combination Agreement by joinder, in which Pubco will be the surviving company (the “SPAC Merger”), (ii) Pubco will be continued out of the Cayman Islands and continue as a corporation under the ABCA (the “Continuance”), and (iii) under a plan of arrangement under section 193 of the ABCA (the “Plan of Arrangement”), no earlier than the day after the Continuance is consummated, Nature’s Ledger, BCCo and a corporation to be incorporated under the ABCA as a wholly-owned subsidiary of Globa Terra (“AmalSub”), which will join the Business Combination Agreement by joinder, will amalgamate (the “Amalgamation”) to form a corporation (“Amalco”) which will continue as a wholly-owned subsidiary of Pubco (the SPAC Merger, the Continuance, the Amalgamation and the other transactions contemplated by the Business Combination Agreement, collectively, the “Business Combination”).

As a result of the Amalgamation and the Business Combination, Pubco will be the publicly traded parent company, Amalco will be a wholly-owned subsidiary of Pubco, and the securityholders of Nature’s Ledger (including the PIPE Investors (as defined in the Business Combination Agreement)) and BCCo will receive Pubco Common Shares (as defined in the Business Combination Agreement) and other securities of Pubco, all on the terms and subject to the conditions of the Business Combination Agreement and the Plan of Arrangement.

A copy of the Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information in this Item 7.01, including Exhibit 99.1.

Additional Information and Where to Find It

In connection with the proposed Business Combination, Pubco (or Globa Terra) and Nature’s Ledger intend to file with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form F-4 (or Form S-4, as applicable) (as amended or supplemented from time to time, the “Registration Statement”), which will include a proxy statement of Globa Terra and a prospectus relating to the securities to be issued in the Business Combination (the “proxy statement/prospectus”). After the Registration Statement is declared effective, the definitive proxy statement/prospectus will be mailed to Globa Terra’s shareholders as of a record date to be established for voting on the proposed business combination. Investors, shareholders, and other interested persons are urged to read the Registration Statement, the proxy statement/prospectus and any amendments thereto, and all other relevant documents filed with the SEC carefully and in their entirety when they become available because they will contain important information about Globa Terra, Pubco, Nature’s Ledger and the Business Combination. Investors will be able to obtain free copies of these documents, once available, through the website maintained by the SEC at www.sec.gov.

Participants in Solicitation

Globa Terra, Pubco and Nature’s Ledger and their respective directors, managers and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests of Globa Terra’s directors and officers in the Business Combination in Globa Terra’s filings with the SEC, including the IPO Prospectus and the Annual Report (each as defined below). Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Globa Terra’s shareholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus to be included in the Registration Statement for the proposed business combination, which will be filed by Pubco (or Globa Terra) and Nature’s Ledger with the SEC. Investors, shareholders and other interested persons are urged to read the proxy statement/prospectus and other relevant documents that will be filed with the SEC carefully and in their entirety when they become available because they will contain important information about the proposed business combination. Investors, shareholders and other interested persons will be able to obtain free copies of the proxy statement/prospectus and other documents containing important information about Globa Terra, Pubco and Nature’s Ledger through the website maintained by the SEC at www.sec.gov.

No Offer or Solicitation

This Current Report does not constitute an offer to sell, or a solicitation of an offer to buy, any securities, or a solicitation of any proxy, vote, consent, or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act or an exemption therefrom.

NEITHER THE SEC NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE BUSINESS COMBINATION DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR ANY RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE INFORMATION IN THIS CURRENT REPORT. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

Forward-Looking Statements

This Current Report contains certain forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the proposed business combination, including expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding Nature’s Ledger, Globa Terra and the post-business combination company (the “Combined Company”), and statements regarding the anticipated benefits and timing of the completion of the proposed business combination, the assets held by Nature’s Ledger and Globa Terra, the PIPE financing, the anticipated business of the Combined Company, Nature’s Ledger and the markets in which they operate, planned business strategies, including, without limitation, plans and use of proceeds, objectives of management for future operations of Nature’s Ledger, expected operating costs of the Combined Company and its subsidiaries, the upside potential and opportunity for investors, the Combined Company, Nature’s Ledger’s plan for value creation and strategic advantages, market size and growth opportunities, regulatory conditions, competitive position and the interest of other corporations in similar business strategies, technological and market trends, future financial condition and performance and expected financial impacts of the proposed business combination, the satisfaction of closing conditions to the proposed business combination and the level of redemptions of Globa Terra’s public shareholders, and the parties’ respective or collective expectations, intentions, strategies, assumptions, or beliefs about future events, results of operations, or performance or that do not solely relate to historical or current facts. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions; but this Current Report may include other forward-looking information and data that are not preceded by any of the foregoing words. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements.

Forward-looking statements are predictions, projections and other statements about future events or conditions that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this Current Report, including, but not limited to: the risk that the proposed business combination may not be completed in a timely manner or at all, which may adversely affect the price of Globa Terra’s securities; the risk that the proposed business combination may not be completed by Globa Terra’s business combination deadline or any extension thereto; the failure by the parties to satisfy the conditions to the consummation of the proposed business combination, including the approval of Globa Terra’s shareholders; the amount of redemptions by Globa Terra’s public shareholders; the ability to complete the PIPE financing; the failure of the Combined Company to obtain or maintain the listing of its securities on The Nasdaq Stock Market or another national exchange after closing of the proposed business combination; costs related to the proposed business combination; changes in business, market, financial, political and regulatory conditions; risks relating to Nature’s Ledger’s or the Combined Company’s anticipated operations and business, including the costs, timeline, regulatory approvals and risks associated therewith; risks related to increased competition in the industries in which the Combined Company will operate; risks that after consummation of the proposed business combination, the Combined Company may experience difficulties managing its growth, expanding operations, or executing its strategies; the outcome of any potential legal proceedings that may be instituted against Nature’s Ledger, Globa Terra, Pubco or others following announcement of the proposed business combination; and those risk factors discussed in documents that Globa Terra, Pubco or Nature’s Ledger has filed, or will file, with the SEC.

The foregoing list of risk factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of (i) the final prospectus of Globa Terra dated as of July 8, 2025 and filed by Globa Terra with the SEC on July 9, 2025 (the “IPO Prospectus”), (ii) the annual report on Form 10-K filed by Globa Terra with the SEC on March 26, 2026 (the “Annual Report”), (iii) the Registration Statement that Pubco (or Globa Terra) and Nature’s Ledger intend to file in connection with the proposed business combination, which will include the proxy statement/prospectus, and (iv) other documents filed or to be filed by Globa Terra, Pubco and Nature’s Ledger from time to time with the SEC. These materials do or will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. There may be additional risks that neither Globa Terra nor Nature’s Ledger presently knows or that Globa Terra and Nature’s Ledger currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements.

Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and none of the parties or any of their representatives assumes any obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. None of the parties nor any of their representatives gives any assurance that any of Globa Terra, Nature’s Ledger, or the Combined Company will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated November 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 9, 2026

Globa Terra Acquisition Corporation
By:	/s/ Agustin Tristan Aldave
Name:	Agustin Tristan Aldave
Title:	Chief Executive Officer